EXHIBIT 99.3

VOTING AGREEMENT

          This Voting Agreement (this “Agreement”) dated as of August 30, 2002 among each of the shareholders listed on the signature page hereto (each, a “Shareholder”) and Viewlocity, a Delaware corporation (“Viewlocity”).

          WHEREAS, simultaneously with the execution of this Agreement, Viewlocity and SynQuest, Inc., a Georgia corporation (“SynQuest”) are entering into an Agreement and Plan of Merger dated as of the date hereof (as amended or modified from time to time, the “Merger Agreement”) providing for the merger of Viewlocity with and into SynQuest (the “Merger”);

          WHEREAS, as a condition to the willingness of Viewlocity to enter into the Merger Agreement, Viewlocity has requested that each Shareholder agree, and, in order to induce Viewlocity to enter into the Merger Agreement, each Shareholder has agreed, to enter into this Agreement;

          WHEREAS, each Shareholder desires to induce Viewlocity and each other Shareholder to enter into this Agreement;

          NOW THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained herein and in the Merger Agreement, the parties hereto, intending to be legally bound hereby, agree as follows:

          1.      Definitions. This Agreement is one of the SynQuest Voting Agreements referred to in Section 4.26 of the Merger Agreement. Capitalized terms used but not defined in this Agreement are used in this Agreement with the meanings given to such terms in the Merger Agreement.

          2.      Representations and Warranties of Each Shareholder. Each Shareholder hereby represents and warrants, severally and not jointly, to Viewlocity, solely with respect to itself, as of the date hereof, as follows:

                   2.1     Title to Shares. On the date hereof, Shareholder holds of record and owns beneficially the number of shares of SynQuest capital stock set forth opposite such Shareholder’s name on Schedule I (the “SynQuest Shares”), free and clear of any liens or other encumbrances, restrictions on the right to vote, restrictions on transfer (other than any restrictions under the Securities Act and state securities laws), options, warrants, rights, calls, commitments, proxies or other contract rights. Except for this Agreement, and except as described on Schedule I, Shareholder is not a party to any option, warrant, right, contract, call, pledge, put or other agreement or commitment providing for the disposition or acquisition of any capital stock or any options exercisable for SynQuest’s capital stock. Except as described on Schedule I, Shareholder is not a party to any voting trust, proxy or other agreement or understanding with respect to the voting of any of SynQuest’s capital stock.

                   2.2     Right to Vote. Shareholder has, with respect to all of Shareholder’s SynQuest Shares and Additional Shares (as defined herein), and will have at the special meeting of SynQuest shareholders called for the purpose of considering and taking action upon the Merger

Agreement, the Merger, the Additional Investment and the transactions and other matters contemplated thereby, and any adjournments or postponements thereof (the “SynQuest Shareholder Meeting”), with respect to all of Shareholder’s SynQuest Shares and any Additional Shares acquired prior to or on the record date for the SynQuest Shareholder Meeting, sole voting power, sole power of disposition or sole power to issue instructions with respect to the matters set forth in Section 3 hereof and to fulfill its obligations under such Section and shall not grant any proxy, revocable or irrevocable, or power of attorney, other than under this Agreement, with respect to any SynQuest Shares or any Additional Shares and, if given, shall not be effective. Shareholder hereby revokes any and all other proxies with respect to such Shareholder’s SynQuest Shares and any Additional Shares.

                   2.3     Authority. Shareholder has full legal capacity to enter into this Agreement and to perform his, her or its obligations hereunder. This Agreement has been duly executed and delivered by Shareholder and constitutes the legal, valid and binding agreement of Shareholder, enforceable in accordance with its terms, subject to the effects of (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws now or hereafter in effect relating to creditors’ rights generally and (ii) general principles of equity.

                   2.4     Conflicting Instruments. Neither the execution and delivery of this Agreement, nor the performance by Shareholder of its agreements and obligations hereunder will result in any breach or violation of, or be in conflict with or constitute a default under, any term of any agreement, judgment, injunction, order, decree, law or regulation to which Shareholder is a party or by which Shareholder (or any of its assets) is bound.

                   2.5     Viewlocity’s Reliance. Shareholder understands and acknowledges that Viewlocity is entering into the Merger Agreement in reliance upon Shareholder’s execution, delivery and performance of this Agreement.

                   2.6     Investment Representation. Shareholder has had an opportunity to ask questions and receive answers concerning the terms and conditions of the Merger and has had full access to such other information concerning SynQuest and Viewlocity and the Merger as Shareholder has requested. Shareholder has consulted with independent legal counsel regarding his, her or its rights and obligations under this Agreement, the Merger Agreement and the other agreements contemplated hereby and thereby and that he, she or it fully understands the terms and conditions contained herein and therein.

          3.      Voting Agreement and Restrictions on Transfer.

                   3.1.     Agreement to Vote. Each Shareholder hereby irrevocably and unconditionally agrees to vote or to cause to be voted, or provide a consent with respect to, all SynQuest Shares and Additional Shares that it has the power to vote as of the record date for the SynQuest Shareholder Meeting at the SynQuest Shareholder Meeting, including any adjournment or postponement thereof, and at any other annual or special meeting of shareholders of SynQuest or action by written consent where such matters arise (a) in favor of the Merger and the Merger Agreement and approval of the terms thereof and each of the other transactions contemplated thereby and (b) against any Acquisition Proposal (as defined herein). Each Shareholder acknowledges receipt and review of a copy of the Merger Agreement.

                   3.2     Grant of Proxy; Appointment of Proxies.

(a) Each Shareholder hereby grants to, and appoints, [ ] and [ ], or either of them, in their respective capacities as officers of SynQuest, and any individual who shall hereafter succeed to any such office of SynQuest, and each of them individually, such Shareholder’s proxy and attorney-in-fact (with full power and substitution and resubstitution), for and in the name, place and stead of such Shareholder, to vote or give written consent with respect to all of such Shareholder’s SynQuest Shares and Additional Shares (i) in favor of the Merger Agreement, the Merger, and the transactions contemplated by the Merger Agreement and the taking of any actions necessary or appropriate in furtherance thereof, and (ii) against any Acquisition Proposal. THIS PROXY AND POWER OF ATTORNEY ARE IRREVOCABLE AND COUPLED WITH AN INTEREST AND, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, SHALL BE VALID AND BINDING ON ANY PERSON TO WHOM SHAREHOLDER MAY TRANSFER ANY OF HIS, HER OR ITS SYNQUEST SHARES AND ANY ADDITIONAL SHARES IN BREACH OF THIS AGREEMENT.

(b) Each Shareholder understands and acknowledges that Viewlocity is entering into the Merger Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement. Each Shareholder hereby affirms that the proxy set forth in this Section 3.2 is given in connection with the execution of the Merger Agreement, and that such proxy is given to secure the performance of the duties of such Shareholder under this Agreement. Each Shareholder hereby ratifies and confirms that each such proxy may lawfully do or cause to be done by virtue hereof.

                   3.3     Additional Shares and Additional Rights. If, after the date hereof, a Shareholder acquires record ownership or beneficial ownership of any additional shares of capital stock of SynQuest (any such shares, “Additional Shares”), including, without limitation, upon exercise of any option, warrant or right to acquire shares of capital stock of SynQuest through the conversion of the SynQuest capital stock or through any stock dividend or stock split, the provisions of this Agreement applicable to the SynQuest Shares shall be applicable to such Additional Shares from and after the date of acquisition thereof. The provisions of the immediately preceding sentence shall be effective with respect to Additional Shares without action by any person immediately upon the acquisition by any Shareholder of record ownership or beneficial ownership of such Additional Shares.

                   3.4     Restrictions on Transfer. Each Shareholder severally agrees that such Shareholder will not sell, pledge, transfer or otherwise dispose of or consent to any transfer or disposition of any of its SynQuest Shares or, if acquired, Additional Shares (a “Transfer”) or any interest therein or enter into any contract, option or other arrangement, understanding or undertaking to Transfer any of its SynQuest Shares or Additional Shares or take any other action that would in any way restrict, limit, or interfere with the performance of such Shareholder’s obligations hereunder or the transactions contemplated hereby or by the Merger Agreement, except Transfers (i) in accordance with the Securities Act and any applicable state securities laws and (ii) to transferees who are “accredited investors,” as that term is defined in Regulation D promulgated under the Securities Act and who agree in writing to be bound by the terms of this Agreement or which occur by operation of law if the transferee remains, or agrees in writing to remain, bound by the terms of this Agreement, including entering into a voting agreement or arrangement.

                   3.5      Waiver of Appraisal Rights. Each Shareholder hereby irrevocably waives any rights of appraisal or rights to dissent, and notice regarding such rights of appraisal or dissent, from the Merger contemplated by the Merger Agreement that such Shareholder may have.

                   3.6     No Solicitation. Each Shareholder will not solicit, initiate, or encourage any Acquisition Proposal or furnish any information to, or cooperate with, any Person with respect to an Acquisition Proposal, other than as provided in the Merger Agreement. For purposes hereof, the term “Acquisition Proposal” shall mean any offer or proposal for, or any indication of interest in (i) a merger, consolidation, share exchange, business combination, reorganization, recapitalization or other similar transaction involving SynQuest or Viewlocity or (ii) the acquisition, directly or indirectly, of (A) an interest representing greater than 50% of the voting securities of SynQuest or Viewlocity or (B) assets, securities or ownership interests representing an amount equal to or greater than 50% of the consolidated assets or earning power of SynQuest or Viewlocity, other than the transactions contemplated by the Merger Agreement.

                   3.7      Legend. Until termination of this Agreement, each certificate representing SynQuest Shares or Additional Shares (the “Certificates”) shall include a legend (the “Legend”) in substantially the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT, DATED AS OF AUGUST 30, 2002, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION. NO VOTE OR TRANSFER OF ANY SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE VALID UNLESS MADE IN ACCORDANCE WITH THE TERMS OF SUCH AGREEMENT.

          Within 10 days of the execution of this Agreement, each Shareholder shall deliver the Certificates to SynQuest for purposes of affixing the Legend. The Legend shall be removed upon termination of this Agreement pursuant to Section 4.6 of this Agreement.

          4.      Miscellaneous.

                   4.1      Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with respect to the Transfer or voting of SynQuest Shares or Additional Shares. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

                   4.2      Costs and Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses.

                   4.3      Invalid Provisions. If any provision of this Agreement shall be invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such invalidity or unenforceability only, without it affecting the remaining provisions of this Agreement.

                   4.4      Execution in Counterparts. This Agreement may be executed in counterparts each of which shall be an original with the same effect as if the signatures hereto and thereto were upon the same instrument. The obligations of the Shareholders hereunder are several and not joint and the covenants and agreements of the Shareholders herein are made only in their capacity as shareholders of SynQuest and not in any other capacity (including as directors or officers of SynQuest).

                   4.5      Specific Performance. Each Shareholder agrees with Viewlocity as to itself that if for any reason a Shareholder fails to perform any of its agreements or obligations under this Agreement, immediate and irreparable harm or injury to Viewlocity would be caused as to which money damages would not be an adequate remedy. Accordingly, each Shareholder agrees that, in seeking to enforce this Agreement against such Shareholder, Viewlocity shall be entitled, in addition to any other remedy available at law, equity or otherwise, to specific performance and injunctive and other equitable relief restraining any violation or threatened violation of the provisions of this Agreement without the necessity of Viewlocity posting a bond or other form of security. In the event that any action should be brought in equity to enforce the provisions of this Agreement, such Shareholder will not allege, and hereby waives the defense, that there is an adequate remedy at law. The provisions of this Section 4.5 are without prejudice to any other rights or remedies, whether at law or in equity, that Viewlocity may have against such Shareholder for any failure to perform any of its agreements or obligations under this Agreement.

                   4.6      Amendments; Termination.

(a) This Agreement may not be modified, amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by each of the parties hereto.

(b) The obligations of the parties under this Agreement shall terminate upon the earlier to occur of (i) the consummation of the Merger and (iii) the termination of the Merger Agreement.

                   4.7      Governing Law; Submission and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to principles of conflicts of laws.

                   4.8      Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal successors (including, in the case of such Shareholder or any other individual, any executors, administrators, estates, legal representatives and heirs of such Shareholder or such individual) and permitted assigns; provided that, except as otherwise provided in this Agreement, no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement.

                   4.9      Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date of receipt and shall be delivered personally or sent by overnight courier or sent by telecopy, to the parties at the following addresses or telecopy numbers (or at such other address or telecopy number for a party as shall be specified by like notice):

(a) if to a Shareholder, at such Shareholder’s address appearing on Schedule I hereto or at any other address that such Shareholder may have provided in writing to Viewlocity and the other Shareholders.

(b) if to Viewlocity:

Viewlocity, Inc.
3475 Piedmont Road, Suite 1700
Atlanta, Georgia 30305
Attn: Chief Executive Officer

with a copy to:

Morris, Manning & Martin, LLP
1600 Atlanta Financial Center
3343 Peachtree Road, N.E.
Atlanta, Georgia 30326
Attn: David M. Calhoun, Esq.
Telephone No.: (404) 504-7613
Facsimile No.: (404) 365-9532

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          IN WITNESS WHEREOF, the parties hereto have executed this Voting Agreement as of this 30th day of August, 2002.

VIEWLOCITY

By:

Name: L. Allen Plunk
Title: Chief Financial Officer

SHAREHOLDERS:

By: Name: Title:	By: Name: Title:

By: Name: Title:	By: Name: Title:

By: Name: Title:	By: Name: Title:

SCHEDULE I